                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK
                                       OF

                          VOICE CONTROL SYSTEMS, INC.
                                       AT

                              $4.00 NET PER SHARE
              PURSUANT TO THE OFFER TO PURCHASE DATED MAY 14, 1999

                                       BY

                            VULCAN MERGER SUB, INC.

                          A WHOLLY OWNED SUBSIDIARY OF

                 PHILIPS ELECTRONICS NORTH AMERICA CORPORATION
                   AND AN INDIRECT WHOLLY OWNED SUBSIDIARY OF

                      KONINKLIJKE PHILIPS ELECTRONICS N.V.
                          (ROYAL PHILIPS ELECTRONICS)

         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
   NEW YORK CITY TIME, ON FRIDAY JUNE 11, 1999, UNLESS THE OFFER IS EXTENDED.

     The Letter of Transmittal, certificates for Shares (as defined below) and any other required documents should be sent or delivered by each stockholder of the Company or his broker, dealer, commercial bank or other nominee to the Depositary at one of its addresses set forth below.

                        The Depositary for the Offer is:
                                 CITIBANK, N.A.

             By Mail:                    By Overnight Delivery:                    By Hand:
          CITIBANK, N.A.                     CITIBANK, N.A.                     CITIBANK, N.A.
           P.O. Box 685                       915 Broadway                  Corporate Trust Window
       Old Chelsea Station                     5th Floor                  111 Wall Street, 5th Floor
     New York, New York 10113           New York, New York 10010           New York, New York 10043

              Facsimile Transmission:                      Confirm Facsimile by Telephone Only:
         (For Eligible Institutions Only)                             (800) 270-0808
                  (201) 505-2248

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in Section 3 of the Offer to Purchase (as defined below)) is utilized, if delivery is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of the Offer to Purchase.

Stockholders whose certificates evidencing Shares ("Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) or who cannot comply with the book-entry transfer procedures on a timely basis must tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

----------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF SHARES TENDERED
----------------------------------------------------------------------------------------------------------------------------
        NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
(PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON SHARE         SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
             CERTIFICATE(S) AND SHARE(S) TENDERED)                          (ATTACH ADDITIONAL LIST IF NECESSARY)
----------------------------------------------------------------------------------------------------------------------------
                                                                                        TOTAL NUMBER
                                                                        SHARE             OF SHARES            NUMBER
                                                                     CERTIFICATE       REPRESENTED BY         OF SHARES
                                                                     NUMBER(S)*         CERTIFICATES*        TENDERED**
                                                                 ------------------------------------------------------

                                                                 ------------------------------------------------------

                                                                 ------------------------------------------------------

                                                                 ------------------------------------------------------

                                                                 ------------------------------------------------------

                                                                 ------------------------------------------------------
                                                                    TOTAL SHARES:
----------------------------------------------------------------------------------------------------------------------------
  * Need not be completed by stockholders tendering by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares evidenced by each Share Certificate delivered to the
    Depositary are being tendered hereby. See Instruction 4.
----------------------------------------------------------------------------------------------------------------------------

BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution:
--------------------------------------------------------------------------------

   Account Number:
--------------------------------------------------------------------------------

   Transaction Code Number:
--------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY SENT TO THE DEPOSITARY PRIOR TO THE DATE HEREOF AND COMPLETE THE FOLLOWING:

   Name(s) of Registered Owner(s):
--------------------------------------------------------------------------------

   Window Ticket Number (if any):
--------------------------------------------------------------------------------

   Date of Execution of Notice of Guaranteed Delivery:
                 ---------------------------------------------------------------

   Name of Institution that Guaranteed Delivery:
          ----------------------------------------------------------------------

   Account Number (if delivered by Book-Entry Transfer):
                   -------------------------------------------------------------

   Transaction Code Number:
--------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to Vulcan Merger Sub, Inc., a Delaware corporation (the "Purchaser"), a wholly owned subsidiary of Philips Electronics North America Corporation, a Delaware corporation ("Parent"), and an indirect wholly owned subsidiary of Koninklijke Philips Electronics N.V., a company incorporated under the laws of The Netherlands ("Royal Philips"), the above-described shares of common stock, par value $0.01 per share (the "Shares"), of Voice Control Systems, Inc., a Delaware corporation (the "Company"), at $4.00 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated May 14, 1999, (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended or supplemented from time to time, together constitute the "Offer"). The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole or in part, from time to time, to Parent or one or more direct or indirect wholly owned subsidiaries of Parent, the right to purchase Shares tendered pursuant to the Offer.

     Subject to and effective upon acceptance for payment of the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including the Offer Conditions and, if the Offer is extended or amended, the terms and conditions of any extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby and any and all cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect of such Shares on or after May 14, 1999 (collectively, "Distributions") and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the fullest extent of such stockholder's right with respect to such Shares (and any Distributions) (a) to deliver such Share Certificates evidencing such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by the Book-Entry Transfer Facility together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, upon receipt by the Depositary, as the undersigned's agent, of the purchase price (adjusted, if appropriate, as provided in the Offer to Purchase), (b) present such Shares and all Distributions for transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

     The undersigned hereby irrevocably appoints the Purchaser, its officers and designees, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights, including to exercise such voting and other rights as each such attorney and proxy or his (or her) substitute shall, in his (or her) sole discretion, deem proper, and otherwise act (including pursuant to written consent), with respect to all of the Shares tendered hereby which have been accepted for payment by the Purchaser (and any and all Distributions), which the undersigned is entitled to vote at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned meeting), or written consent in lieu of such meeting, or otherwise. This proxy and power of attorney is coupled with an interest in the Shares tendered hereby and is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by the Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke all prior proxies and consents granted by the undersigned with respect to such Shares (and all Shares and other securities issued in Distributions in respect of such Shares), and no subsequent proxy or power of attorney or written consent shall be given (and if given or executed, shall be deemed not to be effective) with respect thereto by the undersigned. The Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Shares, the Purchaser is able to exercise full voting and other rights with respect to such Shares (and any associated Distributions), including voting at any meeting of stockholders.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, and that when such Shares are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver any signature guarantees or additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all other Securities. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by the Purchaser in its sole discretion.

     All authority herein conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares tendered hereby.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any Share Certificates evidencing Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any Share Certificates evidencing Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." If both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or return any Share Certificates evidencing Shares not purchased (together with accompany documents as appropriate) in the name(s) of, and deliver said check and/or return such Share Certificates to, the person or persons so indicated. Stockholders tendering Shares by book-entry transfer may request that any Shares not accepted for payment be returned by crediting such account maintained at the Book-Entry Transfer Facility as such stockholder may designate by making an appropriate entry under "Special Payment Instructions." The undersigned recognizes that the Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Shares so tendered.

          ------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

   To be completed ONLY if the check for the purchase price of Shares purchased or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

   Issue:  [ ] Check and/or  [ ] Certificate(s)

   To:
   -------------------------------------------------------
                             Name(s) (Please Print)

   ------------------------------------------------------------

   Address:
   -------------------------------------------------

   ------------------------------------------------------------

   ------------------------------------------------------------
                               (Include Zip Code)

   ------------------------------------------------------------
                (Taxpayer Identification or Social Security No.)
                           (See Substitute Form W-9)

          ------------------------------------------------------------
          ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 7)

   To be completed ONLY if certificate(s) for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of Shares Tendered."

   Mail:  [ ] Check and/or  [ ] Certificate(s)

   To:
   -------------------------------------------------------
                              Name (Please Print)

   Address:
   -------------------------------------------------

   ------------------------------------------------------------

          ------------------------------------------------------------
                               (Include Zip Code)

          ------------------------------------------------------------

                             STOCKHOLDERS SIGN HERE
                      (ALSO COMPLETE SUBSTITUTE FORM W-9)

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------
                         SIGNATURE(S) OF STOCKHOLDER(S)

Dated: --------------------------- , 1999

(Must be signed by registered holder(s) as name(s) appear(s) on share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of a corporation or others acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

--------------------------------------------------------------------------------
(NAME(S))

--------------------------------------------------------------------------------
                             (PLEASE PRINT OR TYPE)

--------------------------------------------------------------------------------
CAPACITY (FULL TITLE)

--------------------------------------------------------------------------------
ADDRESS

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

-----------------------------------------------------------  -----------------------------------------------------------
           AREA CODE AND TELEPHONE NUMBER (HOME)                    TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER
                                                                        (COMPLETE SUBSTITUTE FORM W-9 BELOW)
-----------------------------------------------------------  -----------------------------------------------------------
         AREA CODE AND TELEPHONE NUMBER (BUSINESS)

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED--SEE INSTRUCTIONS 1 AND 5)

X
--------------------------------------------------------------------------------
AUTHORIZED SIGNATURE

--------------------------------------------------------------------------------
NAME                         (PLEASE PRINT OR TYPE)


-----------------------------------------------------------  -----------------------------------------------------------
                        FULL TITLE                                                  NAME OF FIRM

------------------------------------------------------------------------------------------------------------------------
ADDRESS

------------------------------------------------------------------------------------------------------------------------
                                                   (INCLUDE ZIP CODE)

-----------------------------------------------------------
              AREA CODE AND TELEPHONE NUMBER

Date: ---------------------------, 1999

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. Except as provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"). Signatures on a Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holders (which term, for purposes of this document, includes any participant in the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith and such registered holder has not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal, or (b) if such Shares are tendered for the account of an Eligible Institution.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by stockholders either if Share Certificates are to be forwarded herewith or if a tender of Shares is to be made pursuant to the procedures for delivery by book-entry transfer set forth in Section 3 of the Offer to Purchase. Share Certificates evidencing all physically tendered Shares, or confirmation ("Book-Entry Confirmation") of any book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of Shares delivered by book-entry transfer as well as a properly completed and duly executed letter of transmittal, must be received by the Depositary, at one of the addresses set forth herein on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

     Stockholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary prior to the Expiration Date and (iii) the Share Certificates evidencing all physically tendered Shares (or Book-Entry Confirmation with respect to such Shares), as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

     If Share Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

     THE METHOD OF DELIVERY OF SHARES, THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT THE STOCKHOLDER USE PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares tendered should be listed on a separate signed schedule and attached hereto.

     4. PARTIAL TENDERS. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all the Shares evidenced by any Share Certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new Share Certificate(s) evidencing the remainder of the Shares that were evidenced by the old Share Certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Share Certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any tendered Shares are registered in different names on several Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Share Certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares evidenced by Share Certificates listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment is to be made to or Share Certificates evidencing Shares not tendered or purchased are to be issued in the name of a person other than the registered holder(s), in which case the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such certificates and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder or holders appear on the Share Certificate(s). Signatures on such Share Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Share Certificates or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or any person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority so to act must be submitted.

     6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, the Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if Share Certificates evidencing Shares not tendered or purchased are to be registered in the name of, any person other than the registered holder(s), or if Share Certificates evidencing tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom, is not submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATE(S) LISTED IN THIS LETTER OF TRANSMITTAL.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares tendered hereby is to be issued, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate is to be sent and/or any Share Certificates are to be returned to someone other than the signer above, or to the signer above but at an address other than that shown in the box entitled "Description of Shares Tendered" above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering

Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at any of the Book-Entry Transfer Facilities as such stockholder may designate under "Special Delivery Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facilities designated above.

     8. REQUEST FOR ASSISTANCE OR ADDITIONAL COPIES. Questions or requests for assistance may be directed to, or additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from, the Information Agent at the telephone numbers and addresses set forth below. Stockholders may also contact their broker, dealer, commercial bank or trust company.

     9. BACKUP FEDERAL INCOME TAX WITHHOLDING AND SUBSTITUTE FORM W-9. Under the "backup withholding" provisions of federal tax law, the Depositary may be required to withhold 31% of the purchase price of Shares purchased pursuant to the Offer. To prevent backup withholding, each tendering stockholder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and either: (a) provide the stockholder's correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct (or that such stockholder is awaiting a TIN), and that (i) the stockholder has not been notified by the Internal Revenue Service ("IRS") that the stockholder is subject to backup withholding as a result of failure to report all interest or dividends, or (ii) the IRS has notified the stockholder that the stockholder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If "Applied for" is written in Part I of the substitute Form W-9, the Depositary will retain 31% of any payment of the purchase price for tendered Shares during the 60-day period following the date of the Substitute Form W-9. If the stockholder furnishes the Depositary with his or her TIN within 60 days of the date of the Substitute W-9, the Depositary will remit such amount retained during the 60-day period to the stockholder and no further amounts will be retained or withheld from any payment made to the stockholder thereafter. If, however, the stockholder has not provided the Depositary with his or her TIN within such 60-day period, the Depositary will remit such previously-retained amounts to the IRS as backup withholding and shall withhold 31% of any payment of the purchase price for the tendered Shares made to the stockholder thereafter unless the stockholder furnishes a TIN to the Depositary prior to such payment. In general, an individual's TIN is the individual's Social Security number. If a certificate for tendered Shares is registered in more than one name or is not in the name of the actual owner, consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the Depositary is not provided with the correct TIN or an adequate basis for exemption, the stockholder may be subject to a $50 penalty imposed by the IRS and backup withholding at a rate of 31%. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such foreign individual must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. A form for such statements can be obtained from the Depositary.

     If payment for tendered Shares is to be made, pursuant to Special Payment Instructions, to a person other than the tendering stockholder, backup withholding will apply unless such other person, rather than the tendering stockholder, complies with the procedures described above to avoid backup withholding.

     For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how an individual who does not have a TIN can obtain one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the Guidelines of the IRS for Certification of Taxpayer Identification Number on Substitute Form W-9 attached to this Letter of Transmittal.

     Failure to complete the Substitute Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold 31% of the amount of any payments for such Shares. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained, provided the appropriate information is furnished to the IRS.

     Additional copies of this Letter of Transmittal may be obtained from the Information Agent in connection with the Offer (the "Information Agent"). The address and telephone number of the Information Agent are set forth below.

     Any questions or requests for assistance should be directed to the Information Agent at the address and telephone number set forth above.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

---------------------------------------------------------------------------------------------------------------------------

SUBSTITUTE                               Name: -------------------------------------------------------------------------
FORM W-9
                                         Address:-----------------------------------------------------------------------
DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE                ----------------------------------------------------------------------------------
REQUEST FOR TAXPAYER                     Check appropriate box:
IDENTIFICATION NUMBER (TIN)
AND CERTIFICATION

                                         Individual    [ ]                            Corporation     [ ]
                                         Partnership  [ ]                             Other (specify)  [ ]
                                                                                      -----------------------
---------------------------------------------------------------------------------------------------------------------------

PART I.  Please provide your taxpayer identification number in the space at right. If  SSN: ------------------------------
         awaiting TIN, write "Applied For."                                            or
                                                                                       EIN:-------------------------------
---------------------------------------------------------------------------------------------------------------------------
PART II.  For Payees exempt from backup withholding. See the enclosed "Guidelines for Certification of Taxpayer
          Identification Number on Substitute Form W-9."
---------------------------------------------------------------------------------------------------------------------------
PART III. CERTIFICATION
Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
(2) I am not subject to backup withholding either because: (a) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interests or dividends, or (b) the IRS has notified me that I am no longer subject to backup withholding.
CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

Signature: ---------------------------------------------------------------  Date: --------------------------------, 1999

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                    The Information Agent for the Offer is:

                             D.F. KING & CO., INC.
                                77 Water Street
                            New York, New York 10005
                Bankers and Brokers call collect: (212) 425-1685
                         CALL TOLL FREE: (800) 769-5414